                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                                                  CONFORMED COPY

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   September 3, 1998



                             POLYMER SOLUTIONS INC.
             (Exact name of Registrant as specified in its charter)


Nevada  U.S.A.                         0-18583                   88-0360526
------  ------                         -------                   ----------
(State or other jurisdiction       (Commission file number)     (IRS Employer
of incorporation)                                            Identification No.)

Suite 300, 1055 West Hastings Street, Vancouver, British Columbia,
CANADA                                                           V6E 2E9
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(Address of Principal Executive Office)                        (Zip Code)

Registrant's telephone number, including area code      (604) 683-3473

                                 not applicable
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(Former name or former address, if changed since last report)


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ITEM 5. REGISTRANT REPORT OF ANY OTHER EVENT WHICH IT DEEMS OF IMPORTANCE TO
        ITS SECURITY HOLDERS.

On September 3, 1998 the Company completed a Private Placement with the following 3 placees and issued an aggregate of 400,000 in Special Warrants. Each Special Warrant purchased at a price of Cdn$1.00 was exercised into one unit consisting of one common share and one common share purchase warrant of the Issuer. Each share purchase warrant will be non-transferrable and will entitle the holder to purchase one-half of one additional common share until July 15, 2000, at a purchase price of $1.00 per share in the first twelve months and thereafter at a price of $1.25 per share. Commission entitled the Broker to receive 8% of the number of Special Warrants placed, payable in Special Warrants. The Agent received Agent's Special Warrants equal to 20% of the Special Warrants Placed. The Agent's Special Warrant can be exercised into one common share upon payment of $1.00 in the year following closing and $1.25 in the second year.


NAME & ADDRESS                            NUMBER OF SHARES                      PRICE PER      HOLD PERIOD EXPIRY
                                                                                SHARE CDN
------------------------------------      -----------------------------------   ----------     ----------------------
Pryde Capital Corp.                       1 x 100,000 common shares &           $1.00          November 14, 1998
2111 Jordan Drive                         warrants to purchase 50,000 common
Burnaby, B.C. V5B 4G1                     shares

Jordan Enterprises Limited
15399 - 102A Avenue,  Suite 101           1 x 200,000 common shares &           $1.00          November 14, 1998
Surrey,,B.C. V3R 7K1                      warrants to purchase 100,000
                                          common shares

Jordan Development Corporation Ltd.
#401-1050 West 2nd Avenue                 1 x 100,000 common shares &           $1.00          November 14, 1998
Vancouver, B.C. V6H 3Y4                   warrants to purchase 50,000 common
                                          shares


Brink, Hudson & Lefever Ltd.              1 x 32,000 common shares & warrants   8% of          November 14, 1998
595 Burrard Street, Suite #1200           to purchase 16,000 common shares      Special
Vancouver, B.C. V7X 1J1                                                         Warrants


Brink, Hudson & Lefever Ltd.              Agents Special Warrants to purchase   20% of         November 14, 1998
595 Burrard Street, Suite #1200           80,000 common shares                  Special
Vancouver, B.C. V7X 1J1                                                         Warrants


Totals                                    432,000 common shares & warrants to
3 Placees                                 purchase 296,000 common shares



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLYMER SOLUTIONS, INC.


Date     September 18, 1998              /s/ Gordon L. Ellis
    -----------------------------        ---------------------------------------
                                         (Signature)
                                         Gordon L. Ellis, Chairman of the Board